UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHINA EDUCATION ALLIANCE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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January 15, 2013

Dear Stockholder:

On behalf of the board of directors of China Education Alliance, Inc. (the “Company” or “we”), I invite you to attend our 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  We hope you can join us.  The Annual Meeting will be held:

At:	China Education Alliance, Inc. 6/F Middle Tower, China Overseas Plaza No.8 Guanghua Dong Li, Chaoyang District Beijing 100020, People’s Republic of China

On:	February 28, 2013

Time:	10:00 a.m. local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card, and our 2011 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of three directors to serve until the 2014 Annual Meeting or until their respective successor have been duly elected and qualified, the ratification of the appointment of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ended December 31, 2012, and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting.  You may also revoke your proxy or voter instructions at any time prior to the Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Education Alliance, Inc. We look forward to seeing you at the Annual Meeting. If you have any questions about the Proxy Statement, please contact us at China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China, 150090.

Sincerely,

/s/ Xiqun Yu

Xiqun Yu
Chairman, President and Chief Executive Officer

TABLE OF CONTENTS

Page

Notice of Annual Meeting of Stockholders	2
Date, Time and Place of the Annual Meeting	3
Purpose of the Annual Meeting	3
Voting Rights and Revocation of Proxies	4
Internet Delivery of Proxy Materials	3
Important Notice Regarding the Availability of Proxy Materials	4
Dissenters’ Right of Appraisal	4
Quorum	4
Broker Non-Votes	4
Required Votes	5
Solicitation of Proxies	5
Interest of Officers and Directors in Matters to Be Acted Upon	5
Security Ownership of Certain Beneficial Owners and Management	5
Proposal 1: Election of Directors	7
Nominees for Director	7
Term of Office	8
Vote Required and Board of Directors’ Recommendation	8
Directors and Officers	8
Involvement in Certain Legal Proceedings	9
Legal Proceedings	9
Transactions with Related Persons, Promoters, and Certain Control Persons	10
Section 16(a) Beneficial Ownership Reporting Compliance	10
Director Independence	10
Meetings and Committees of the Board of Directors; Annual Meeting Attendance	10
Board Leadership Structure and Role in Risk Oversight	12
Stockholder Communications	12
Code of Ethics	13
Board of Directors Compensation	13
Report of the Audit Committee of the Board of Directors	13
Executive Compensation	14
Compensation Discussion and Analysis	14
Compensation Committee Report of Executive Compensation	14
Compensation Committee Interlocks and Insider Participation	15
Summary Compensation Table	15
Outstanding Equity Awards at December 31, 2011	17
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	17
Audit Fees	18
Pre-Approval Policies and Procedures	18
Vote Required and Board of Directors’ Recommendation	18
Stockholder Proposals	18
Other Business	19

CHINA EDUCATION ALLIANCE, INC.

58 HENG SHAN ROAD

KUN LUN SHOPPING MALL

HARBIN, PEOPLE’S REPUBLIC OF CHINA 150090

______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 28, 2013

______________

To the Stockholders of CHINA EDUCATION ALLIANCE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CHINA EDUCATION ALLIANCE, INC. (the “Company”), a North Carolina corporation, will be held at China Education Alliance, Inc.,  6/F Middle Tower, China Overseas Plaza,  No.8 Guanghua Dong Li, Chaoyang District, Beijing 100020, People’s Republic of China (“PRC”) on February 28, 2013 at 10:00 a.m. local time, for the following purposes:

1.	To elect three directors to serve until the 2014 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death;

2.	To ratify the appointment of Albert Wong & Co. as our independent registered public accounting firm for our fiscal year ended December 31, 2012; and

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on January 2, 2013 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

By Order of the Board of Directors.
/s/ Xiqun Yu
Chairman, President and Chief Executive Officer

Harbin, PRC

January 15, 2013

IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 28, 2013: THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT WWW.PROXYVOTE.COM.

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CHINA EDUCATION ALLIANCE, INC.

58 HENG SHAN ROAD

KUN LUN SHOPPING MALL

HARBIN, PEOPLE’S REPUBLIC OF CHINA 150090

______________

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 28, 2013

____________

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of China Education Alliance, Inc. (the “Company”), a North Carolina corporation, in connection with the 2013 Annual Meeting of Stockholders (“Annual Meeting”) to be held at China Education Alliance, Inc., 6/F Middle Tower, China Overseas Plaza, No.8 Guanghua Dong Li, Chaoyang District, Beijing, PRC 100020 (“Annual Meeting”) on February 28, 2013, at 10:00 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, PRC 150090, and its telephone number, including area code, is 86-451-8233-5794.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.	To elect three directors to serve until the 2014 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death;

2.	To ratify the appointment of Albert Wong & Co. as our independent registered public accounting firm for our fiscal year ended December 31, 2012; and

3.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Internet Delivery of Proxy Materials

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the ‘‘SEC’’), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “2011 Annual Report”), by providing access to such documents on the Internet. Most stockholders will not receive printed copies of the proxy materials unless they request them, in which case printed copies of the proxy materials will be provided at no charge.

Instead of mailing a printed copy of our proxy materials to each stockholder of record, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) was mailed to such stockholders on or about January 15, 2013 that instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet or by telephone. Any stockholder may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions set forth in the Notice of Internet Availability. Choosing to receive future proxy materials by e-mail will save us the cost of printing and delivering documents to stockholders and will reduce the environmental impact of our annual meetings. A stockholder’s election to receive proxy materials by e-mail will remain in effect until the stockholder terminates the election.

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Important Notice Regarding the Availability of Proxy Materials

Our Proxy Statement and our 2011 Annual Report to Stockholders are available at www.proxyvote.com. This website address contains the following documents: the Notice of the Annual Meeting, our Proxy Statement and our 2011 Annual Report to Stockholders. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on January 2, 2013 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock, par value $0.001 (“Common Stock”), represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Chief Executive Officer of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about January 15, 2013.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under North Carolina law or under the governing documents of the Company in connection with this solicitation.

Quorum

The number of outstanding shares of Common Stock entitled to vote at the meeting is 10,582,530. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will, however, be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct the organization that holds their shares how to vote their shares.  If such voting instructions are not provided, then the shares that are held in street name will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

With the exception of Proposal 2, the ratification of the appointment of Albert Wong & Co. as our independent registered public accounting firm for our fiscal year ended December 31, 2012, all of the proposals to be voted upon at the Annual Meeting are considered non-routine.

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Required Vote

Assuming the presence of a quorum at the Annual Meeting:

•	Directors shall be elected by a plurality of the votes cast; and
•	The affirmative vote of a majority of Common Stock present at the meeting and entitled to vote on each matter is required to ratify the appointment of Albert Wong & Co. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012.

Votes shall be counted by one or more persons who shall serve as the inspector of election. The inspector of election will canvas the stockholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal.

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer and (iv) all executive officers and directors as a group as of January 14, 2013.

	Number of
	Shares	Percentage o f
	Beneficially	Outstanding
Name and Address	Owned (1)	Shares (1)
5% Shareholder
Zesiger Capital Group LLC 460 Park Avenue 22nd Floor New York, NY 10022 (2)	727,400	6.87%
Executive Officers and Directors
Xiqun Yu 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC 150090 (3)	4,327,779	40.51%

Cloris Li 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC 150090	—	—

Liansheng Zhang (4) 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC150090	3,334	*

Yizhao Zhang 45 Old Millstone Drive, NIT 6 East Windsor, NJ08520 (5)	36,667	*

Xiaohua Gu 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC150090	-	-
Officers and Directors as a group (five individuals)	4,364,780	40.73%

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*Represents less than 1%

(1)	In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of common stock owned by a person or entity on January 14, 2013, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on January 14, 2013 (10,582,530), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred and on exercise of the warrants and options. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2)	Clients for whom Zesiger Capital Group LLC (“ZCG”) acts as investment adviser may withdraw dividends or the proceeds of sales from the accounts managed by ZCG. No single client account owns more than 5% of the class of securities.

(3)	The shares beneficially owned by Xiqun Yu include (a) 4,227,779 shares of common stock directly owned by Xiqun Yu, and (b) an option granted by the Company on June 18, 2009, to purchase 100,000 shares of the Company’s common stock in three equal installments, the first being vested on the date of the grant, and additional installments being vested on the first and second anniversaries of the date of the grant.

(4)	Liansheng Zhang was granted an option to purchase 3,334 shares of the common stock of the Company on June 18, 2009. The option shall become exercisable during the term of the Liansheng Zhang's employment in three equal annual installments of 1,111 shares of common stock each (save for the last installment of 1,112 shares), the first installment to be exercisable on the date of this option, with additional installments becoming exercisable on each of the first and second anniversaries following the date of the option.

(5)	The shares beneficially owned by Yizhao Zhang include (a) 6,667 shares of common stock directly owned by Yizhao Zhang, (b) an option granted by the Company on June 18, 2009, to purchase 10,000 shares of the Company’s common stock in three equal installments, the first being vested on the date of the grant, and additional installments being vested on the first and second anniversaries of the date of the grant, among which 6,667 shares of common stocks were exercised by Yizhao Zhang, (c) an option granted by the Company on July 1, 2011, to purchase 20,000 shares of the Company’s common stock pursuant to the 2011 Incentive Stock Plan, which vests on the date of the option and may be exercised till three years from the date of grant, provided Mr. Zhang is still a director of or otherwise engaged by the Company at the date of exercising.

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There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees for Director

Three directors are to be elected at the Annual Meeting to serve until the 2014 Annual Meeting.  If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of the Record Date, and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.

		Position with	Director
Name	Age	the Company	Since

Xiaohua Gu	39	Director	June 2011

Liansheng Zhang	71	Director	October 2007

Xiqun Yu	45	Director	December 2004

The following is a summary of the biographical information of our director-nominees:

Mr. Xiaohua Gu has been a director since June 2011. Mr. Gu is a partner at Richlink Capital, a financial service institution focusing on private equity fund management and investment banking services. From July 2006 to February 2010, Mr. Gu worked as assistant manager in taxation at the Hangzhou Office of KPMG Advisory (China) Limited, where he was engaged in providing tax advisory and compliance services. Mr. Gu received his Master of Science in Accounting from Lees Metropolitan University in 2004 and his Master of Business Administration from University of Newcastle upon Tyne in 2001. He got his bachelor degree in tourism from Shanghai University in 1995.

Mr. Lianzheng Zhang has been a director since October 2007. Mr. Zhang currently serves as Pluralism Director at the Heilongjiang provincial Base of Research and Experiment in Polymer Science & Technology since July 1990. Mr. Zhang has also been appointed as a People’s Representative during the 9th (1998) and 10th (2003) National People’s Congress of the PRC for his extraordinary achievement in Polymer Science and Technology. Mr. Zhang received a Bachelor’s Degree in Organic Chemistry from the Heilongjiang University and Master’s Degree in Polymer Chemistry at the Jilin University. Mr. Zhang was also a visiting scholar at the University of Bradford.

Mr. Xiqun Yu has been our chairman and chief executive officer since the organization of our subsidiaries in 2001. He has more than 20 years of experience in senior management with several Northern PRC-based enterprises. He was responsible for marketing, strategic planning and designing for many of these corporations. Mr. Yu previously served as the chief executive officer of RETONG.COM, and chairman of Harbin Zhonghelida Technology Corporation, Heilongjiang Retong Advertising Co., Ltd. and Heilongjiang Wantong Telecommunication Project Co., Ltd. Mr. Yu is a member of the Council of China Harbin Advertising Association and is a Director of the China Internet Network Association. Mr. Yu received a degree in Business Administration from the Harbin University of Science and Technology in 1989.

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The Board believes that each of the Company’s director-nominees is highly qualified to serve as a member of the Board. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Nominating Committee seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director-nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Term of Office

The directors elected will serve until the annual meeting of stockholders in 2014 and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a plurality of all of the outstanding Common Stock of the Company is required for approval of this proposal.

The Board recommends a vote FOR the election of all the above director nominees.

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers.  All officers serve at the pleasure of the Board.

The following table sets forth certain information concerning our current directors and executive officers:

Name	Age	Position

Xiqun Yu	45	Chairman of the board, Chief Executive Officer, president and director
Cloris Li	31	Chief Financial Officer
Liansheng Zhang [1,2,3]	71	Director
Yizhao Zhang [1,2,3]	43	Director
Xiaohua Gu [1,2,3]	39	Director

1 Member of the Audit Committee.

2 Member of the Compensation Committee.

3 Member of the Nominating Committee

Information regarding the principal occupations of Liansheng Zhang, Xiqun Yu and Xiaohua Gu are set forth above under the heading “Nominees for Directors.” Information regarding the principal occupation of Yizhao Zhang, our director, is set forth below.

Mr. Yizhao Zhang has been our independent director since June 2009. He is currently assisting some Chinese companies for their preparation of oversea listing, and also an independent director of Kaisa Group Holdings Ltd. (HK: 1638), China Green Agriculture Inc. (NYSE: CGA) and China Carbon Graphite, Inc. (OTC QB: CHGI) respectively. Mr. Zhang has over 16 years of experience in accounting and internal control, corporate finance, and portfolio management. Previously, Mr. Zhang held senior positions in Universal Travel Group (OTC Pink: UTRA), Energroups Holdings Corporation (OTC Pink: ENHD), Shengtai Pharmaceutical Inc. (OTC BB: SGTI), Chinawe Asset Management Corporation (OTC BB: CHWE), and China Natural Resources Incorporation (NASDAQ CM: CHNR). Mr. Zhang also had experiences in portfolio management and asset trading in Guangdong South Financial Services Corporation from 1993 to 1999. He is a certified public accountant of the state of Delaware, and a member of the American Certified Accountants (AICPA). Mr. Zhang graduated with a bachelor’s degree in economics from Fudan University, Shanghai in 1992 and received an MBA degree with financial analysis and accounting concentrations from the State University of New York at Buffalo in 2003.

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Save as otherwise reported above, none of our directors hold directorships in other reporting companies and registered investment companies at any time during the past five years.

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the “SEC”), or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Legal Proceedings

The Company was named as a defendant in two putative class action lawsuits filed in the U.S. District Court for the Central District of California, but has now entered into an agreement (subject to court approval) to settle both cases. The first action, Apicella v. China Education Alliance, Inc., et al., No. 10-cv-09239 (CAS) (JCx), was filed on December 2, 2010; the second action, Clemens v. China Education Alliance, Inc., et al., No. 10-cv-09987 (JFW) (AGRx), was filed on December 28, 2010. On March 2, 2011, the two actions were consolidated as In re China Education Alliance, Inc. Securities Litigation, No. 10-cv-09239 (CAS) (JCx) (C.D. Cal.). The most recent complaint, like the earlier ones, alleges that the Company and certain of its past and present officers and directors are liable under Section 10(b) of the Securities Exchange Act of 1934 and SEC Rule 10b-5 for allegedly false and misleading statements and omissions in the Company’s public filings between 2008 and 2010 and in an investor conference call in December 2010. The complaint also asserts claims under Section 20(a) of the Securities Exchange Act of 1934 against the individual defendants as persons who allegedly controlled the Company during the time the allegedly false and misleading statements and omissions were made. The Company and the individual defendants have denied these allegations. The Court denied the Company's motion to dismiss an earlier version of the complaint on October 11, 2011, but subsequently dismissed one of the company’s directors. On November 19, 2012, the Court granted preliminary approval to the parties’ settlement agreement and scheduled a hearing for March 11, 2013 to consider whether to grant final approval to the settlement. If approved, the settlement would result in the resolution of all class action claims against the Company and its directors and officers, in exchange for a payment by the Company’s insurer, which will be distributed to those who bought shares of the Company’s stock during the relevant period. No payment by the Company will be required.

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In addition, a derivative lawsuit, Padnos v. Yu, et al., No. 11-cv-08973 (CAS) (JCx), was filed on October 28, 2011 in the U.S. District Court for the Central District of California against certain of the Company’s past and present officers and directors. The lawsuit, filed nominally on behalf of the Company, alleged breaches of fiduciary duties based on facts similar to those alleged in the class action. That case has also been settled, and the Court granted final approval to the parties’ settlement agreement on October 15, 2012.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the company as a whole. Our code of ethics establishes requirements of our officers regarding conflicts of interest. Any violation of our code of ethics must be reported to the Company’s chief operating officer or any member of the Company’s Board.

Xiqun Yu, Chairman and Chief Executive Officer of the Company, has extended a loan to us in the amount of $131,650 for the fiscal year ended December 31, 2011. The loan is unsecured, interest-free and payable on demand. As of January 14, 2013, the outstanding balance of the loan was $131,650.

Procedures for Approval of Related Party Transactions

Our Board is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

SECTION 16(a) BENEFICIAL OWERNSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our Common Stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2011, our officers and directors, and all of the persons known to us to own more than 10% of our Common Stock, filed all required reports on a timely basis.

DIRECTOR INDEPENDENCE

Our Board is currently comprised of a majority of independent directors, as such term is defined by the rules of the New York Stock Exchange, and such independent directors are Yizhao Zhang, Xiaohua Gu and Liansheng Zhang. James Hsu, our former director who resigned on June 15, 2011, also qualified as independent director under the rules of the New York Stock Exchange.

MEETINGS AND COMMITTEES OF THE BOARD; ANNUAL MEETING ATTENDANCE

Our Board has three committees, the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee and Compensation Committee were established in October 2007, and the Nominating Committee was established in June 2009. Prior to October 2007, our entire Board acted as the Audit and Compensation Committee for the purpose of overseeing the accounting and financial reporting processes, and audits of our financial statements.

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Audit Committee and Audit Committee Financial Expert

Our Board established an Audit Committee in October 2007. The Audit Committee is responsible for (i) recommending independent accountants to the Board, (ii) reviewing our financial statements with management and the independent accountants, (iii) making an appraisal of our audit effort and the effectiveness of our financial policies and practices and (iv) consulting with management and our independent accountants with regard to the adequacy of internal accounting controls.    Our Audit Committee members are Yizhao Zhang (Chairman), Xiaohua Gu and Liansheng Zhang.

Our Board has determined that Yizhao Zhang is our Audit Committee “financial expert” as defined by Item 401(h) of Regulation S-K as promulgated by the SEC. The directors who serve on the Audit Committee are “independent” directors based on the definition of independence in the listing standards of the NYSE. Our Board has adopted a written charter for the Audit Committee. The Charter is available on our website at http://www.chinaeducationalliance.com/Governance.jsp.

Compensation Committee

Our Board established a Compensation Committee in October 2007.

The Compensation Committee of the Board is responsible for (i) determining the general compensation policies, (ii) establishing compensation plans, (iii) determining senior management compensation and (iv) administering our stock option plans. The members of the Compensation Committee currently are Liansheng Zhang (Chairman), Yizhao Zhang and Xiaohua Gu. The members of our Compensation Committee or their affiliates did not provide additional service to the Company or its affiliates in an amount in excess of $120,000 during the Company’s fiscal year ended December 31, 2011.

Our Board has adopted a written Compensation Committee charter.  The charter is available on our website at http://www.chinaeducationalliance.com/Governance.jsp. The directors who serve on the Compensation Committee are “independent” directors based on the definition of independence in the listing standards of the NYSE.

Nominating Committee

Our Board established a Nominating Committee in June 2009.

The purpose of the Nominating Committee of the Board is to assist the Board in identifying and recruiting qualified individuals to become board members and select director nominees to be presented for board and/or stockholder approval. The Nominating Committee will be involved in evaluating the desirability of and recommendation to the board of any changes in the size and composition of the board, and evaluation of and successor planning for the chief executive officer and other executive officers.  The qualifications of any candidate for director will be subject to the same extensive general and specific criteria applicable to director candidates generally. The members of the Nominating Committee currently are Liansheng Zhang (Chairman), Yizhao Zhang and Xiaohua Gu.

The directors who serve on the Nominating Committee are “independent” directors based on the definition of independence in the listing standards of the NYSE. The Nominating Committee has a written charter. The charter is available on our website at http://www.chinaeducationalliance.com/Governance.jsp. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to our Secretary at 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, provided such recommendation has been made in accordance with the relevant by-laws.

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At this time, no additional specific procedures to propose a candidate for consideration by the Nominating Committee, nor any minimum criteria for consideration of a proposed nomination to the board, have been adopted.

Board Meetings

The Board and its committees held the following number of meetings during the fiscal year of 2011:

Board of Directors	3
Audit Committee	4
Compensation Committee	0
Nominating Committee	1

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent, which amounted to one such action.

Each director attended at least 75% of the total number of meetings of the board and those committees on which he served during the year.

Our non-management directors did not meet in executive session during 2011.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Xiqun Yu is our Chairman and Chief Executive Officer. We have three independent directors. We do not have a lead independent director. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

•	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

•	The Nominating Committee oversees risks related to the company’s governance structure and processes.

Our Board is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to of China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, Attention: Chief Executive Officer.

Any such communication should state the number of shares beneficially owned by the stockholder making the communication. Our Chief Executive Officer will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chief Executive Officer has the authority to discard the communication or take appropriate legal action regarding the communication.

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CODE OF ETHICS

We have adopted a Code of Ethics, currently available on our website.

BOARD OF DIRECTORS COMPENSATION

Board Compensation

The following table sets forth the compensation received by our directors in fiscal year of 2011 in their capacity as directors:

					Change in
					Pension
					Value and
	Fee			Non-equity	Nonqualified
Name and	earned or	Stock	Option	Incentive Plan	Deferred	All Other
Principal	paid in	Awards	Awards	Compensation	Compensation	Compensation
Position	Cash ($)	($)	($)	($)	Earnings ($)	($)	Total ($)

Xiqun Yu Chief Executive Officer and director	—	—	—	—	—	—	—

James Hsu Director	6,667	—	—	—	—	—	6,667

Xiaohua Gu Director	7,500	—	—	—	—	—	7,500

Liansheng Zhang Director	5,000	—	—	—	—	—	5,000

Yizhao Zhang Director	12,000	24,600	37,664	—	—	—	74,264

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2011 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

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The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2011 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011.

Each of the members of the Audit Committee is independent as defined under the standards of the SEC and NYSE Corporate Governance Rules, and Yizhao Zhang qualifies as an Audit Committee financial expert in accordance with the listing standards of the NYSE and of such rules of the SEC.

Respectfully submitted by the Audit Committee,

Yizhao Zhang (Chairman)

Liansheng Zhang

Xiaohua Gu

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We strive to provide our named executive officers (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in line with their roles and responsibilities when compared to peer companies of comparable size in similar locations.

It is not uncommon for PRC private companies in the PRC to have base salaries as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to the list of similar positions within comparable peer companies and consideration is given to the executive’s relative experience in his or her position.  Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

We plan to implement a more comprehensive compensation program, which takes into account other elements of compensation, including, without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation such as stock options. We expect that this compensation program will be comparable to the programs of our peer companies and aimed to retain and attract talented individuals.

Compensation Committee Report of Executive Compensation

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management.  Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K and its proxy statement on Schedule 14A.  This report is provided by the following independent directors, who comprise the Compensation Committee:

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Liansheng Zhang (Chairman)

Yizhao Zhang

Xiaohua Gu

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended December 31, 2011 were Liansheng Zhang, Yizhao Zhang, and James Hsu with Liansheng Zhang as its chairman. None of our members of the Compensation Committee during the fiscal year ended December 31, 2011 served as an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure required by Item 404 of Regulation S-K.  James Hsu resigned on June 15, 2011, and on June 30, 2011, Xiaohua Gu was appointed a member of the Board and became a member of the Compensation Committee.   Mr. Gu was not an officer or employee of the Company during the fiscal year ended December 31, 2011, was not formerly an officer of the Company, and had no relationship with the Company requiring disclosure required by Item 404 of Regulation S-K.

Summary Compensation Table

The following table sets forth information with respect to the compensation of each of the named executive officers for services provided in all capacities to China Education Alliance, Inc. and its subsidiaries in the fiscal years ended December 31, 2011 and 2010 in their capacity as such officers.  Mr. Xiqun Yu, our chief executive officer and also one of our directors, receives no additional compensation for his services in his capacity as director. No other executive officer or former executive officer received more than $100,000 in compensation in the fiscal years reported below.

							Change in
							Pension
							Value and
						Non-equity	Nonqualified
Name and				Stock	Option	Incentive Plan	Deferred	All Other
Principal	Fiscal			Awards	Awards	Compensation	Compensation	Compensation
Position	Year	Salary ($)	Bonus ($)	($)	($)(5)	($)	Earnings ($)	($)	Total ($)

Xiqun Yu	2010	22,900	—	—	—	—	—	—	22,900
Chief
Executive Officer (principal executive officer)(1)	2011	30,987	—	—	—	—	—	—	30,987

Cloris Li Chief	2010	—	—	—	—	—	—	—	—
Financial Officer (principal financial officer) (2)	2011	10,000	—	—	—	—	—	—	10,000

Alice Lee Rogers	2010	—	—	—	—	—	—	—	—
Former Chief Financial Officer (3)	2011	74,997	—	—	—	—	—	—	74,997

Zibing Pan Former Chief	2010	100,000	—	—	—	—	—	—	100,000
Financial Officer(4)	2011	25,000	—	—	—	—	—	—	25,000

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(1)	This option to purchase 100,000 shares of common stock was issued pursuant to China Education Alliance, Inc.'s 2009 Incentive Stock Plan and an Incentive Stock Option Agreement dated as of June 18, 2009. The option shall become exercisable during the term of Mr. Yu’s employment in three (3) equal annual installments of 33,333 shares of common stock each, the first installment to be exercisable on June 18, 2009, with additional installments becoming exercisable on each of the first and second anniversaries thereof. There are no other notable conditions to exercisability, tandem feature, reload feature, tax-reimbursement feature, and any provision that could cause the exercise price to be lowered.

(2)	Ms. Cloris Li joined us as our Chief Financial Officer on November 28, 2011.

(3)	Ms. Alice Lee Rogers joined us as our Chief Financial Officer on February 28, 2011 and resigned on November 28, 2011.

(4)	Mr. Zibing Pan joined us as our Chief Financial Officer on August 20, 2009. On September 24, 2009, he was granted an option to purchase 10,000 shares of common stock of Company annually at an exercise price of $16.77, which option shall vest in one-third installments over three years, the first installment to be exercisable on September 24, 2009 (the “Initial Vesting Date”), with additional installments becoming exercisable on each of the first and second anniversaries following the Initial Vesting Date. There are no other notable conditions to exercisability, tandem feature, reload feature, tax-reimbursement feature, and any provision that could cause the exercise price to be lowered. Mr. Pan resigned as our Chief Financial Officer and Director on February 28, 2011 and his resignation became effective March 1, 2011.

(5)	The dollar amount set forth in the summary compensation table with respect to the option awards reflects the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718. For all assumptions made in the valuation refer to footnote 14 “Warrants and Options” in the Company’s footnotes to the financial statements.

 Employment Agreements

We do not currently provide any contingent or deferred forms of compensation arrangements, annuities, or retirement benefits to our executive officers or directors. We had entered into an employment agreement with our Chief Executive Officer Xiqun Yu, which terminated on August 9, 2009. The employment agreement has since been extended an additional three years till August 9, 2012. Under the terms of the employment agreement, our Chief Executive Officer is paid $22,900 per annum. Pursuant to the employment agreement, the executive is also entitled to a working clothes subsidiary, insurance, medical benefits, unemployment insurance and other benefits pursuant to our standard policies.

On March 1, 2011, we appointed Alice Lee Rogers as our new Chief Financial Officer pursuant to an employment agreement between Ms. Rogers and us dated March 1, 2011.  Pursuant to the agreement, Ms. Rogers is to receive an annual salary of $100,000. Additionally, Ms. Rogers will be granted an option to purchase 30,000 shares of common stock of the Company each year for the first two years, and an option to purchase 40,000 shares of common stock of the Company for the third year, at an exercise price equivalent to the closing price per share of common stock on the date of employment, provided Ms. Rogers is still Chief Financial Officer of the Company or otherwise engaged by the Company at the time of exercise. The options shall vest in one-third installments over three years.

On November 28, 2011, Ms. Cloris Li was appointed our Chief Financial Officer. Ms. Li’s compensation as Chief Financial Officer is set forth in an employment agreement between Ms. Li and the Company dated November 30, 2011. Pursuant to the agreement, Ms. Li is to receive an annual salary of $120,000 for her services as Chief Financial Officer.

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OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

As of December 31, 2011, no options were exercised, and options to purchase 187,447 shares of the Company’s common stock were outstanding.

Outstanding Equity Awards at Fiscal Year-End December 31, 2011

Option/Stock Awards

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Xiqun Yu	100,000	-	-	9.57	6/18/2012	-	-	-	-
Xuxin Dong	6,667	-	-	8.7	6/18/2012	-	-	-	-
Tao Wang	1,112	-	-	8.7	6/18/2012	-	-	-	-
Jianwei Zhou	667	-	-	8.7	6/18/2012	-	-	-	-
Shangyi Tian	333	-	-	8.7	6/18/2012	-	-	-	-
Lianshuang Li	1,000	-	-	8.7	6/18/2012	-	-	-	-
Xiuli Han	333	-	-	8.7	6/18/2012	-	-	-	-
Hongbo Ma	1,000	-	-	8.7	6/18/2012	-	-	-	-
Quanxi Wang	667	-	-	8.7	6/18/2012	-	-	-	-
Liansheng Zhang	3,334	-	-	8.7	6/18/2012	-	-	-	-
Yizhao Zhang	10,000	-	-	8.7	6/18/2012	-	-	-	-
Tai Ming Tan	6,667	-	-	8.7	6/18/2012	-	-	-	-
Zhang Yizhao	20,000	-	-	2.67	5/9/2014	-	-	-	-
Hongbo Ma	333	667	-	2.67	5/9/2014	-	-	-	-
Jianfeng Cheng	333	667	-	2.67	5/9/2014	-	-	-	-
Liancheng Wei	333	667	-	2.67	5/9/2014	-	-	-	-
Lianshuang Li	333	667	-	2.67	5/9/2014	-	-	-	-
Lixia Xiu	333	667	-	2.67	5/9/2014	-	-	-	-
Mingming Bai	10,000	-	-	2.67	5/9/2014	-	-	-	-
Quanxi Wang	333	667	-	2.67	5/9/2014	-	-	-	-
Tao Wang	1,111	2,222	-	2.67	5/9/2014	-	-	-	-
Xiaofei Qi	555	1,112	-	2.67	5/9/2014	-	-	-	-
Xiuli Han	3,333	6,667	-	2.67	5/9/2014	-	-	-	-
Xinghai Zhao	555	1,112	-	2.67	5/9/2014	-	-	-	-
Total	169,332	15,115

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board have selected the firm, Albert Wong & Co. (“Albert Wong”), an independent registered public accounting firm, as our auditor for the fiscal year ended December 31, 2012, subject to ratification of such selection by stockholders.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification.  However, we are submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.  If the appointment is not ratified, the Board will consider its options.

Representatives of Albert Wong are not expected to be present at the Annual Meeting.

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Audit Fees

We incurred approximately $143,500 for professional services rendered by our former registered independent public accounting firm of Baker Tilly Hong Kong (“BTHK”) for the integrated audit of the Company for 2011. Further, in 2011, we incurred approximately $60,500 for the quarterly reviews by Sherb & Co., LLP (“Sherb”), our prior registered independent public accounting firm. In 2010, we incurred approximately $120,000 for the quarterly reviews and the integrated audit of the Company by Sherb.

Audit-Related Fees

We did not incur any audit-related fees in the fiscal years ended December 31, 2011 and 2010.

Tax Fees

We did not incur any tax fees in the fiscal years ended December 31, 2011 and 2010.

All Other Fees

We did not incur any fees from our registered independent public accounting firm for services other than the services covered in “Audit Fees” in the fiscal years ended December 31, 2011 and 2010.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Our Board recommends a vote FOR ratification of the appointment of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ended December 31, 2012.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2014 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Chief Executive Officer at our principal executive office on or before September 29, 2013. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

  Stockholders who wish to make a proposal at the 2014 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than November 29, 2013. If a stockholder who wishes to present a proposal fails to notify us by November 29, 2013, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

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OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1 and 2 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

Upon written request to China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, Attention: Chief Executive Officer, we will provide without charge to each person requesting a copy of our 2011 Annual Report including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement, as well as our 2011 Annual Report, is available on our Internet website at www.chinaeducationalliance.com.

By Order of the Board of Directors.
/s/ Xiqun Yu
Chairman, President and Chief Executive Officer

Harbin, PRC

January 15, 2012

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VStock Transfer, LLC
77 Spruce Street, Suite 201	ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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electronic delivery, please follow the instructions above to vote using the Internet
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		☐	☐	☐
1. Election of Directors
Nominees:

01 Xiqun Yu 02 Liansheng Zhang 03 Xiaohua Gu

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain

2. To ratify the appointment of Albert Wong & Co. as our independent registered public accounting firm for our fiscal year ended December 31, 2012.						☐	☐	☐

3. Such other business as may properly come before the meeting or any adjournment thereof.						☐	☐	☐

SIGNATURE(S) should be exactly as name or names appear on this Proxy.

If stock is held jointly, each holder should sign. If signing is by attorney,

executor, administrator, trustee or guardian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

CHINA EDUCATION ALLIANCE, INC.

Annual Meeting of Stockholders

February 28, 2013 10:00 AM Local China Time

This proxy is solicited by the Board of Directors

The undersigned stockholder of China Education Alliance, Inc. (the "Company") hereby appoints Mr. Xiqun Yu as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on January 2, 2013 at the Annual Meeting of Stockholders of the Company to be held at 6/F Middle Tower, China Overseas Plaza, No.8 Guanghua Dong Li, Chaoyang District, Beijing, China, at 10 a.m., local time, on February 28, 2013, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side